UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds RESEARCH SELECT FUND SM Semiannual Report February 28, 2005 Long-term growth of capital potential through a focused portfolio of U.S. equity investments

Goldman Sachs Research Select FundSM
NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS RESEARCH SELECT FUND How Is the Goldman Sachs Research Select Fund Constructed?
Through this Fund, investors can access the best research ideas of the Goldman Sachs Value and Growth investment teams.
INVESTMENT OBJECTIVE CAPITALIZE ON THE BEST IDEAS IN VALUE AND GROWTH Long-term growth of
THROUGH A DIVERSIFIED PORTFOLIO capital by investing in a focused portfolio of U.S. equity investments.
How Do We Construct the Fund?
Value Team Contributes Growth Team Contributes 25 “best ideas” 25 “best ideas” 3 3 Senior members of each team meet to construct the portfolio Identify the optimal mix of companies, as well as sector and industry weights Monitor and understand total portfolio risk Professional and efficient portfolio rebalancing
RESEARCH SELECT FUND 45-55 stocks

GOLDMAN SACHS RESEARCH SELECT FUND Portfolio Results
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Research Select Fund during the six-month reporting period that ended February 28, 2005.
Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 8.21%, 7.65%, 7.65%, 8.23%, and 8.08%, respectively. These returns compare to the 9.99% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same period.
While the Fund generated positive absolute results during the period, it lagged its benchmark on a relative basis. This was largely the result of weakness in both the Finance and Media sectors. On the positive side, the Fund benefited from strength in the Health Care and Consumer Discretionary sectors.
The Fund’s holdings in Freddie Mac and Fannie Mae detracted from results during the period. We believe their shares have been weak due to legislation under consideration in Congress which would strengthen the powers of their regulator, the Office of Federal Housing Enterprise Oversight (OFHEO). We feel the majority of the weakness can be traced to comments made by Federal Reserve Board Chairman Greenspan, in which he said that the purpose of Freddie Mac’s and Fannie Mae’s large mortgage portfolios did not make sense and that the companies should shrink their portfolios over the next five to seven years. With the exception of the Bush Administration, whose current position is not known, we believe that most influential policy makers are focused on strengthening OFHEO and not impairing the companies’ business models, as Mr. Greenspan has suggested. Even if Mr. Greenspan’s ideas about decreasing Freddie Mac’s and Fannie Mae’s portfolios were passed by Congress, we believe the firms are still trading slightly below their liquidation values.
Detractors from performance in the Media sector included Lamar Advertising Co. and Univision Communications, Inc. Lamar Advertising reported continued strength in revenue growth during the fourth quarter 2004. However, the company had to take a large one-time depreciation expense due to billboards destroyed during last year’s hurricanes in the Southern U.S. We believe the one-time charge does not change the fundamentals of the business, which generates strong operating free cash flow. Univision’s stock fell after it indicated that fourth quarter 2004 revenues would come in below expectations due to a weak television network scatter business. The scatter market is where national advertisers make a national purchase for a short period of time to supplement their other advertising commitments on a specific network. Univision’s weakness is primarily due to several advertisers, particularly retailers, who were absent from 2004’s scatter market. The company has more exposure to the network scatter business than a traditional broadcast network because it does not sell out its entire television inventory. Univision is willing to run fewer minutes of commercials in order to maintain pricing power. Importantly, the businesses that represent 90% of Univision’s revenues remain strong. These include the upfront advertising commitments on the network, its television station group, and a radio station group. Towards the end of the reporting period, its stock rallied strongly.

GOLDMAN SACHS RESEARCH SELECT FUND

Within the Health Care sector, Caremark Rx, Inc. and Baxter International, Inc. were notable contributors to performance. Caremark is a leading pharmacy benefit management (PBM) company. PBMs plan and administer programs for reducing drug costs, primarily by designing drug formularies. Now that Caremark has completed its acquisition of Advanced PCS, it ranks as the largest PBM in terms of covered lives and the second largest in terms of prescriptions processed. The stock has performed well during the reporting period.

Sector Allocation (Percentage of Portfolio)

as of 2/28/05


20%
15%
10%
5%
0%
9.4%
8.9%
6.1%
8.9%
18.1%
6.8%
4.1%
4.2%
7.0%
4.8%
1.1%
2.5%
15.5%
2.6%
Consumer Discretionary
Consumer Staples
Cyclicals
Energy
Finance
Health Care
Industrials
Insurance
Media
Producer Goods and Services
Services
Short Term Investments
Technology
Utilities

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

Several Consumer Discretionary businesses, including Harrah's Entertainment, Inc., Family Dollar Stores, Inc., and Lowe's Companies, Inc. contributed to performance. Harrah's stock benefited from a solid quarterly earnings report, released in February 2005, which was driven by broad strength across the company's geographically diverse set of gaming properties. The company owns and operates casinos in virtually every major gaming market in the country. Harrah's seeks to drive shareholder value through same-store growth, acquisition, and selective new-build projects, while focusing on return on invested capital.

3

GOLDMAN SACHS RESEARCH SELECT FUND
Portfolio Positioning
The Goldman Sachs Research Select Fund is a U.S. large-cap portfolio that blends the “best ideas” from Goldman Sachs Asset Management’s Growth and Value Investment Teams. During the reporting period, these teams continued to utilize their disciplined investment process to seek compelling investment opportunities. Throughout the period, the Fund continued to be style neutral.
Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following:
Tyco International Ltd. — Tyco is one of the dominant market players in each of its five lines of business. Tyco’s management is moving its focus away from acquisitions for the time being and focusing more on international expansion, market share opportunities, research and development/new products, demographics and service opportunities. Finally, Tyco’s management has been in place since the middle of 2002 and has focused on restoring the company’s credibility and fixing its accounting issues along with restructuring its debt payments. These problems have largely been addressed and management can now focus on improving the business.
Wyeth — Wyeth’s pharmaceutical division boasts a strong lineup of drugs for treatment in areas of women’s health, arthritis, pain suppression, cardiology, depression, and viral infections. Although the diet drug (“phen-fen”) issue will continue to hamper Wyeth, we believe that, over time, investors will also focus on the company’s product portfolio and its sustainable, solid growth rate. Also, Wyeth has minimal exposure to generic competition over the next few years and is not dependent on the approval of new products to achieve its growth, which is in sharp contrast to most of its peers.
PepsiCo, Inc. — Pepsi’s strength has been driven by its dominance in the fast-growing global snack food and non-carbonated beverage categories. Its Frito-Lay unit boasts nine of the top ten selling snack food brands in the U.S. Pepsi also benefits from owning the top sports drink (Gatorade), bottled water (Aquafina), and juice businesses (Tropicana). Pepsi’s recent success is due to a strategy that focuses on enhancing its core Frito-Lay business, focusing its soft drink efforts on markets where it has some advantages of scale, and making strategic acquisitions that leverage its distribution system.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Growth and Value Investment Teams New York, March 18, 2005

Fund Basics as of February 28, 2005
Assets Under Management $222.1 Million Number of Holdings 51 NASDAQ SYMBOLS Class A Shares GSRAX Class B Shares GSRBX Class C Shares GSRCX Institutional Shares GSRIX Service Shares GSRSX
GOLDMAN SACHS RESEARCH SELECT FUND PERFORMANCE REVIEW Fund Total Return September 1, 2004-February 28, 2005 (based on NAV)1 S&P 500 Index2 Class A 8.21% 9.99% Class B 7.65 9.99 Class C 7.65 9.99 Institutional 8.23 9.99 Service 8.08 9.99
1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2The S&P 500 Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
STANDARDIZED TOTAL RETURNS 3 For the period ended 12/31/04 Class A Class B Class C Institutional Service One Year 6.71% 7.09% 11.09% 13.35% 12.94% Since Inception -8.70 -8.64 -8.23 -7.18 -7.61 (6/19/00)
3The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns.
Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
TOP 10 HOLDINGS AS OF 2 /2 8/0 5 4 Holding % of Net Assets Line of Business
Burlington Resources, Inc. 4.8% Energy Resources ChevronTexaco Corp. 4.1 Energy Resources Tyco International Ltd. 4.1 Electrical Equipment Citigroup, Inc. 3.5 Banks Microsoft Corp. 2.9 Computer Software PepsiCo, Inc. 2.8 Food & Beverage Activision, Inc. 2.8 Computer Software The McGraw-Hill Companies, Inc. 2.7 Publishing PPL Corp. 2.6 Electrical Utilities Bank of America Corp. 2.5 Banks
4The top 10 holdings may not be representative of the Fund’s future investments.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 97.2%

Aerospace & Defense – 3.0%
37,255	General Dynamics Corp.	$3,924,814
27,100	United Technologies Corp.	2,706,748

		6,631,562

Auto Parts & Related – 1.1%
35,475	Eaton Corp.	2,474,381

Banks – 9.9%
118,550	Bank of America Corp.	5,530,358
161,250	Citigroup, Inc.	7,694,850
132,028	J.P. Morgan Chase & Co.	4,825,623
118,918	KeyCorp	3,924,294

		21,975,125

Computer Hardware – 4.8%
54,290	CDW Corp.	3,120,046
123,720	Cisco Systems, Inc.*	2,155,202
132,350	Dell, Inc.*	5,305,912

		10,581,160

Computer Software – 6.4%
281,385	Activision, Inc.*	6,151,076
25,000	Electronic Arts, Inc.*	1,612,250
257,230	Microsoft Corp.	6,477,052

		14,240,378

Diversified Media – 4.9%
31,100	The Walt Disney Co.	868,934
279,300	Time Warner, Inc.*	4,812,339
152,100	Viacom, Inc. Class B	5,308,290

		10,989,563

Drugs & Medicine – 2.5%
70,750	Pfizer, Inc.	1,860,017
88,230	Wyeth	3,601,549

		5,461,566

Electrical Equipment – 4.1%
269,150	Tyco International Ltd.	9,011,142

Electrical Utilities – 2.6%
105,300	PPL Corp.	5,743,062

Energy Resources – 8.8%
212,706	Burlington Resources, Inc.	10,556,599
145,717	ChevronTexaco Corp.	9,046,111

		19,602,710

Financial Technology – 2.1%
111,500	First Data Corp.	4,573,730

Financials – 8.1%
145,160	Countrywide Financial Corp.	5,044,310
90,130	Fannie Mae	5,269,000
16,760	Freddie Mac	1,039,120
184,100	MBNA Corp.	4,670,617
194,420	The Charles Schwab Corp.	2,041,410

		18,064,457

Food & Beverage – 5.9%
47,250	General Mills, Inc.	2,474,483
116,300	PepsiCo, Inc.	6,263,918
65,500	Wm. Wrigley Jr. Co.	4,359,680

		13,098,081

Gaming/ Lodging – 1.9%
64,500	Harrah’s Entertainment, Inc.	4,230,555

Home Building & Related – 2.0%
130,875	Masco Corp.	4,413,105

Hotel & Leisure – 2.2%
226,500	Cendant Corp.	5,010,180

Household/ Personal Care – 0.9%
45,812	Avon Products, Inc.	1,959,379

Insurance – 4.2%
77,025	American International Group, Inc.	5,145,270
56,090	XL Capital Ltd.	4,206,750

		9,352,020

Media – 1.9%
159,700	Univision Communications, Inc.*	4,214,483

Medical Products – 2.1%
128,720	Baxter International, Inc.	4,590,155

Medical Providers – 2.3%
114,290	Caremark Rx, Inc.*	4,375,021
15,960	Medco Health Solutions, Inc.*	708,943

		5,083,964

Networking Telecom Equipment – 0.7%
551,450	Nortel Networks Corp.*	1,477,886

Publishing – 3.3%
28,938	Lamar Advertising Co.*	1,136,974
66,400	The McGraw-Hill Companies, Inc.	6,098,840

		7,235,814

Retailing – 5.2%
103,400	Family Dollar Stores, Inc.	3,403,928
68,680	Lowe’s Companies, Inc.	4,037,011
80,400	Wal-Mart Stores, Inc.	4,149,444

		11,590,383

Semiconductors/ Semiconductor Capital Equipment – 2.1%
117,580	Linear Technology Corp.	4,592,675

Telecom Equipment – 2.2%
138,170	QUALCOMM, Inc.	4,989,319

Tobacco – 2.0%
69,165	Altria Group, Inc.	4,540,682

TOTAL COMMON STOCKS
(Cost $177,923,507)		$215,727,517

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 2.5%

Joint Repurchase Agreement Account II
$5,600,000	2.64%	03/01/2005	$5,600,000
Maturity Value: $5,600,411
(Cost $5,600,000)

TOTAL INVESTMENTS — 99.7%
(Cost $183,523,507)			$221,327,517

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2005.

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $5,600,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,900,000,000	2.64%	03/01/2005	$1,900,139,333

Barclays Capital PLC	2,500,000,000	2.65	03/01/2005	2,500,184,028

Greenwich Capital Markets	400,000,000	2.65	03/01/2005	400,029,444

J.P. Morgan Securities, Inc.	697,000,000	2.65	03/01/2005	697,051,307

Morgan Stanley & Co.	1,500,000,000	2.64	03/01/2005	1,500,110,000

UBS Securities LLC	800,000,000	2.64	03/01/2005	800,058,667

Westdeutsche Landesbank AG	500,000,000	2.64	03/01/2005	500,036,667

TOTAL	$8,297,000,000			$8,297,609,446

At February 28, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 0.00% to 2.38%, due 03/01/2005 to 10/02/2006; Federal Home Loan Bank, 0.00% to 7.63%, due 02/15/2006 to 11/14/2014; Federal Home Loan Mortgage Association, 0.00% to 12.00%, due 04/04/2005 to 03/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 03/22/2005 to 03/01/2035 and Government National Mortgage Association, 4.50% to 5.50%, due 09/15/2019 to 11/15/2033.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Assets and Liabilities

February 28, 2005 (Unaudited)

Assets:

Investment in securities, at value (identified cost $183,523,507)	$221,327,517
Cash	2,358
Receivables:
Investment securities sold	1,419,581
Dividends and interest	273,594
Reimbursement from investment adviser	25,133
Fund shares sold	24,977
Other assets	3,680

Total assets	223,076,840

Liabilities:

Payables:
Fund shares repurchased	553,441
Amounts owed to affiliates	336,733
Accrued expenses	102,903

Total liabilities	993,077

Net Assets:

Paid-in capital	617,760,068
Accumulated undistributed net investment income	319,192
Accumulated net realized loss on investment transactions	(433,799,507)
Net unrealized gain on investment transactions	37,804,010

NET ASSETS	$222,083,763

Net assets:
Class A	$73,326,513
Class B	106,682,073
Class C	39,794,699
Institutional	2,265,054
Service	15,424

Shares outstanding:
Class A	10,708,716
Class B	16,139,140
Class C	6,016,801
Institutional	324,761
Service	2,262

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	33,191,680

Net asset value, offering and redemption price per share:(a)
Class A	$6.85
Class B	6.61
Class C	6.61
Institutional	6.97
Service	6.82

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $7.25. At redemption, Class B and C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Operations

For the Six Months Ended February 28, 2005 (Unaudited)

Investment income:

Dividends	$2,643,315
Interest	10,810

Total income	2,654,125

Expenses:

Management fees	1,179,302
Distribution and Service fees(a)	870,789
Transfer Agent fees(b)	222,280
Custody and accounting fees	46,621
Printing fees	34,348
Registration fees	32,833
Professional fees	23,330
Trustee fees	7,674
Service Share fees	37
Other	28,077

Total expenses	2,445,291

Less — expense reductions	(110,358)

Net expenses	2,334,933

NET INVESTMENT INCOME	319,192

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions	19,001,539
Net change in unrealized gain (loss) on investments	(1,018,358)

Net realized and unrealized gain on investment transactions	17,983,181

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,302,373

(a)	Class A, Class B and Class C Shares had Distribution and Service fees of $98,864, $559,107, and $212,818, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $75,137, $106,230, $40,435, $474 and $4, respectively.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004

From operations:

Net investment income (loss)	$319,192	$(1,663,744)
Net realized gain from investment transactions	19,001,539	49,530,013
Net change in unrealized gain (loss) on investments	(1,018,358)	(15,349,960)

Net increase in net assets resulting from operations	18,302,373	32,516,309

From share transactions:

Proceeds from sales of shares	2,817,562	4,795,104
Cost of shares repurchased	(45,155,611)	(94,156,889)

Net decrease in net assets resulting from share transactions	(42,338,049)	(89,361,785)

TOTAL DECREASE	(24,035,676)	(56,845,476)

Net assets:

Beginning of period	246,119,439	302,964,915

End of period	$222,083,763	$246,119,439

Accumulated undistributed net investment income	$319,192	$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements

February 28, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (“the Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Research Select Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)
February 28, 2005 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

F. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees, taxes, Service Share fees, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the six months ended February 28, 2005, GSAM reimbursed approximately $97,500. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended February 28, 2005, custody fees were reduced by approximately $300. Goldman Sachs, as Transfer Agent, voluntarily made a payment to the Fund of approximately $12,600 related to certain earnings credits that reduce transfer agent fees.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class B and Class C Shares.

GOLDMAN SACHS RESEARCH SELECT FUND

3. AGREEMENTS (continued)
     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2005, Goldman Sachs has advised the Fund that it retained approximately $3,700 and $200 from Class A and Class B Shares, respectively, and did not retain any amounts from Class C Shares.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan (the “Plans”). These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     As of February 28, 2005, the amounts owed to affiliates were approximately $175,000, $129,000 and $33,000 for Management fees, Distribution and Service fees and Transfer Agent fees.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2005, were $51,973,606 and $98,607,436, respectively.
     For the six months ended February 28, 2005, Goldman Sachs earned approximately $4,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended February 28, 2005 is reported parenthetically on the Statement of Operations. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     As of February 28, 2005, there were no outstanding securities on loan.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)
February 28, 2005 (Unaudited)

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires the Fund to pay a fee based on the amount of the commitment that has not been utilized. During the six months ended February 28, 2005, the Fund did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of the Fund’s most recent fiscal year end, August 31, 2004, the Fund’s capital loss carry forward on a tax basis was as follows:

Capital loss carryforward:
Expiring 2010	$(219,754,790)
Expiring 2011	(230,211,382)

Total capital loss carryforward	$(449,966,172)

At February 28, 2005, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:

Tax Cost	$186,321,330

Gross unrealized gain	38,550,923
Gross unrealized loss	(3,544,736)

Net unrealized security gain	$35,006,187

The difference between book-basis and tax-basis unrealized gains is attributable primarily to wash sales.

GOLDMAN SACHS RESEARCH SELECT FUND

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSAM, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The amended complaint alleges violations of the Act, the Investment Advisers Act of 1940 and New York General Business Law. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The consolidated and amended complaint also alleges GSAM used 12b-1 fees for improper purposes and made improper use of soft dollars. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

In addition, on March 10, 2005 Jeanne and Don Masden filed a purported class action lawsuit in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc., GSAM, Goldman, Sachs & Co., the Trustees of the Trust and John Doe Defendants (collectively the “Defendants”). The lawsuit amends a previously-filed complaint, and alleges that the Defendants breached their fiduciary duties and duties of care owed under federal and state law by failing to ensure that equity securities held by the Goldman Sachs Funds participated in class action settlements for which they were eligible. Plaintiffs seek compensatory damages, disgorgement of the fees paid to the investment advisers and punitive damages. Based on currently available information, GSAM believes that the likelihood that the pending purported class action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)
February 28, 2005 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months
	Ended February 28, 2005

	Shares	Dollars

Class A Shares
Shares sold	271,293	$1,840,099
Shares converted from Class B(a)	5,628	37,864
Shares repurchased	(2,813,745)	(18,843,619)

	(2,536,824)	(16,965,656)

Class B Shares
Shares sold	84,323	544,144
Shares Converted to Class A(a)	(5,814)	(37,864)
Shares repurchased	(2,676,630)	(17,320,447)

	(2,598,121)	(16,814,167)

Class C Shares
Shares sold	36,312	235,378
Shares repurchased	(1,272,000)	(8,223,989)

	(1,235,688)	(7,988,611)

Institutional Shares
Shares sold	28,589	197,866
Shares repurchased	(113,538)	(767,481)

	(84,949)	(569,615)

Service Shares
Shares sold	11	75
Shares repurchased	(11)	(75)

	—	—

NET DECREASE	(6,455,582)	$(42,338,049)

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS RESEARCH SELECT FUND

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Year Ended
	August 31, 2004

	Shares	Dollars

Class A Shares
Shares sold	407,111	$2,479,659
Shares converted from Class B(a)	6,412	41,612
Shares repurchased	(5,516,446)	(34,051,917)

	(5,102,923)	(31,530,646)

Class B Shares
Shares sold	236,355	1,423,760
Shares Converted to Class A(a)	(6,605)	(41,612)
Shares repurchased	(6,147,488)	(36,800,552)

	(5,917,738)	(35,418,404)

Class C Shares
Shares sold	131,510	787,620
Shares repurchased	(3,794,401)	(22,690,531)

	(3,662,891)	(21,902,911)

Institutional Shares
Shares sold	17,061	104,065
Shares repurchased	(98,037)	(613,889)

	(80,976)	(509,824)

NET DECREASE	(14,764,528)	$(89,361,785)

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

 GOLDMAN SACHS RESEARCH SELECT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from	Net asset
	beginning	investment	and unrealized	investment	value, end	Total
Year - Share Class	of period	income (loss)(c)	gain (loss)	operations	of period	return(a)

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - Class A Shares	$6.33	$0.03	$0.49	$0.52	$6.85	8.21%
2005 - Class B Shares	6.14	— (d)	0.47	0.47	6.61	7.65
2005 - Class C Shares	6.14	— (d)	0.47	0.47	6.61	7.65
2005 - Institutional Shares	6.44	0.04	0.49	0.53	6.97	8.23
2005 - Service Shares	6.31	0.02	0.49	0.51	6.82	8.08
FOR THE YEARS ENDED AUGUST 31,

2004 - Class A Shares	5.65	(0.01)	0.69	0.68	6.33	12.04
2004 - Class B Shares	5.52	(0.05)	0.67	0.62	6.14	11.23
2004 - Class C Shares	5.52	(0.05)	0.67	0.62	6.14	11.23
2004 - Institutional Shares	5.73	0.02	0.69	0.71	6.44	12.39
2004 - Service Shares	5.64	(0.01)	0.68	0.67	6.31	11.88

2003 - Class A Shares	4.99	(0.02)	0.68	0.66	5.65	13.23
2003 - Class B Shares	4.90	(0.05)	0.67	0.62	5.52	12.65
2003 - Class C Shares	4.91	(0.05)	0.66	0.61	5.52	12.42
2003 - Institutional Shares	5.03	— (d)	0.70	0.70	5.73	13.92
2003 - Service Shares	4.98	(0.02)	0.68	0.66	5.64	13.25

2002 - Class A Shares	7.07	(0.04)	(2.04)	(2.08)	4.99	(29.42)
2002 - Class B Shares	7.01	(0.08)	(2.03)	(2.11)	4.90	(30.10)
2002 - Class C Shares	7.02	(0.08)	(2.03)	(2.11)	4.91	(30.06)
2002 - Institutional Shares	7.11	(0.01)	(2.07)	(2.08)	5.03	(29.25)
2002 - Service Shares	7.07	(0.04)	(2.05)	(2.09)	4.98	(29.56)

2001 - Class A Shares	10.77	(0.06)	(3.64)	(3.70)	7.07	(34.35)
2001 - Class B Shares	10.76	(0.13)	(3.62)	(3.75)	7.01	(34.85)
2001 - Class C Shares	10.77	(0.13)	(3.62)	(3.75)	7.02	(34.82)
2001 - Institutional Shares	10.78	(0.03)	(3.64)	(3.67)	7.11	(34.04)
2001 - Service Shares	10.78	(0.08)	(3.63)	(3.71)	7.07	(34.35)
FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced June 19, 2000)	10.00	(0.02)	0.79	0.77	10.77	7.70
2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76	10.76	7.60
2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77	10.77	7.70
2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78	10.78	7.80
2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78	10.78	7.70

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

					Ratios assuming no
					expense reductions

			Ratio of				Ratio of
Net assets	Ratio of		net investment		Ratio of total		net investment
at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
period	to average		to average		to average		to average		turnover
(in 000s)	net assets		net assets		net assets		net assets		rate

$73,327	1.49	%(b)	0.76	%(b)	1.58	%(b)	0.67	%(b)	21%
106,682	2.24	(b)	0.01	(b)	2.33	(b)	(0.08	)(b)	21
39,795	2.24	(b)	0.00	(b)	2.33	(b)	(0.09	)(b)	21
2,265	1.09	(b)	1.18	(b)	1.18	(b)	1.09	(b)	21
15	1.59	(b)	0.63	(b)	1.68	(b)	0.54	(b)	21

83,908	1.50		(0.11)		1.57		(0.18)		41
115,016	2.25		(0.86)		2.32		(0.93)		41
44,543	2.25		(0.86)		2.32		(0.93)		41
2,638	1.10		0.29		1.17		0.22		41
14	1.60		(0.20)		1.67		(0.27)		41

103,749	1.52		(0.35)		1.58		(0.41)		121
136,103	2.27		(1.10)		2.33		(1.16)		121
60,290	2.27		(1.10)		2.33		(1.16)		121
2,810	1.12		0.04		1.18		(0.02)		121
13	1.62		(0.43)		1.68		(0.49)		121

129,737	1.51		(0.57)		1.54		(0.60)		107
153,395	2.26		(1.32)		2.29		(1.35)		107
78,434	2.26		(1.32)		2.29		(1.35)		107
5,220	1.11		(0.18)		1.14		(0.21)		107
11	1.61		(0.66)		1.64		(0.69)		107

304,677	1.50		(0.73)		1.53		(0.76)		171
303,539	2.25		(1.48)		2.28		(1.51)		171
169,576	2.25		(1.48)		2.28		(1.51)		171
17,077	1.10		(0.32)		1.13		(0.35)		171
13	1.60		(0.91)		1.63		(0.94)		171

217,861	1.50	(b)	(1.04	)(b)	2.05	(b)	(1.59	)(b)	5
201,437	2.25	(b)	(1.79	)(b)	2.80	(b)	(2.34	)(b)	5
96,393	2.25	(b)	(1.78	)(b)	2.80	(b)	(2.33	)(b)	5
12,677	1.10	(b)	(0.50	)(b)	1.65	(b)	(1.05	)(b)	5
12	1.60	(b)	(1.13	)(b)	2.15	(b)	(1.68	)(b)	5

Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2005

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) or contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2004 through February 28, 2005.

          Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

          Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses
	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended
Share Class	9/1/04	2/28/05		2/28/05*

Class A
Actual	$1,000	$1,082.10		$7.76
Hypothetical 5% return	1,000	1,017.34	+	7.52

Class B
Actual	1,000	1,076.50		11.60
Hypothetical 5% return	1,000	1,013.62	+	11.25

Class C
Actual	1,000	1,076.50		11.60
Hypothetical 5% return	1,000	1,013.62	+	11.25

Institutional
Actual	1,000	1,082.30		5.69
Hypothetical 5% return	1,000	1,019.33	+	5.52

Service
Actual	1,000	1,080.80		8.28
Hypothetical 5% return	1,000	1,016.84	+	8.03

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. The expense ratios for the period were 1.50%, 2.25%, 2.25%, 1.10% and 1.60% for Class A, Class B, Class C, Institutional Class and Service Class, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $451.3 billion in assets under management as of December 31, 2004 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds
- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds
- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds
- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds
- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds
- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005
TRUSTEES OFFICERS Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke
GOLDMAN, SACHS & CO. GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser
Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
The Fund is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility.
The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs,which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total returns may not be as significant.
Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Goldman Sachs Research Select FundSM is a registered service mark of Goldman, Sachs & Co.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.
Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: April 29, 2005 / 05-608 RESSAR / 25.8K / 04-05

ITEM 2.	CODE OF ETHICS. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as enhanced as described below, were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b)	During the filing period of this report, the Registrant enhanced its control environment to ensure the increased tracking and filing of class action claims with respect to securities owned by the Funds and the recognition of gain contingencies on the financial statements. See the footnotes to the financial statements of the CORE Large Cap Growth Fund and Growth and Income Fund regarding related receivables for these Funds. Fund management has discussed these matters with the Registrant’s Audit Committee and auditors.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2005

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2005